Exhibit 10.1

Purchase AND Sale Agreement

(Marlin to Trio TRANSACTION)

THIS PURCHASE AND SALE AGREEMENT (the “Head Agreement”) is dated for reference as of the 25th day of September, 2026 (the “Agreement Date”).

BETWEEN:

MARLIN RESOURCES LTD.
(the “Vendor”, or the “Transferor”);

AND

TRIO PETROLEUM CANADA, CORP.
(the “Purchaser” or the “Transferee”).

RECITALS

WHEREAS the Vendor wishes to sell, and the Purchaser wishes to purchase, the Vendor’s entire interest in and to the Assets from the Vendor, subject to and in accordance with this Head Agreement.

AND WHEREAS concurrent with the execution and delivery hereof the Parties have entered into: (a) that certain purchase and sale agreement of even date between Trio Petroleum Canada, Corp., as the vendor, and Marlin Resources Ltd., as the purchaser (the “Trio to Marlin PSA”); and (b) that certain production fluid disposal agreement between Trio Petroleum Canada, Corp., as the operator, and Marlin Resources Ltd., as the producer (the “Disposal Agreement”), pursuant to which the Purchaser shall satisfy a portion of the Purchase Price.

AGREEMENT

NOW THEREFORE in consideration of the promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed, the Parties agree as follows:

1.	Definitions. Each capitalized term used in this Agreement will have the meaning given to it in the Property Transfer Procedure. In addition:

(a)	“Effective Date” means 8:00 a.m. on September 1, 2026.

(b)	“Property Transfer Procedure” means the 2017 CAPL Property Transfer Procedure, together with those specific elections and amendments indicated in Schedule “B”.

(c)	“Scheduled Closing Date” means 10:00 am on September 25, 2026.

2.	Schedules. The following Schedules are attached hereto and made part of this Head Agreement:

(a)	Schedule “A”, which describes the Assets and includes the Land Schedule (including Lands, Leases, Petroleum and Natural Gas Rights and the Permitted Encumbrances), Wells, Units, Pipelines, Facilities, and Excluded Assets;

(b)	Schedule “B”, which describes the specific elections, modifications, and amendments to the Property Transfer Procedure;

(c)	Schedule “C”, which is the form of Officer’s Certificate; and

(d)	Schedule “D”, which is the form of the General Conveyance.

Subject to the elections, modifications, and amendments identified in this Head Agreement and in Schedule “B”, the Property Transfer Procedure is incorporated by reference into this Head Agreement.

Marlin to Trio – Purchase and Sale Agreement

3.	Purchase and Sale.

(a)	The Purchaser agrees to purchase the Vendor’s entire interest in and to the Assets from the Vendor, and the Vendor agrees to sell its entire interest in and to the Assets to the Purchaser, on the terms and conditions set forth in this Agreement, including the Schedules hereto.

(b)	At Closing the Base Purchase Price shall be satisfied by the Purchaser as follows:

(i)	tendering to the Vendor a cash consideration of CAD$800,000.00;

(ii)	the concurrent closing of the transaction contemplated by the Trio to Marlin PSA; and

(iii)	the execution and delivery of the Disposal Agreement.

4.	Additional Conditions. The following additional conditions precedent are included for the benefit of the Purchaser and the Vendor under Paragraph 10.01 of the Property Transfer Procedure:

(a)	No Interest Letters. The Vendor shall have delivered to the Purchaser No Interest Letters from Production Lending, LLC, and from Lycos Energy Inc., in form and content satisfactory to the Purchaser, acting reasonably.

(b)	Closing of Trio to Marlin Transaction. The transaction contemplated by the Trio to Marlin PSA shall have closed concurrent with the Closing.

(c)	Delivery of Disposal Agreement. The Parties shall have executed and delivered the Disposal Agreement concurrent with the execution and delivery hereof.

(d)	Specific Conveyances. The Specific Conveyances to be prepared and delivered by the Vendor at Closing shall include:

(i)	Assignment Agreement for Mineral Tenures.

(ii)	Pooling Agreement.

(iii)	Assignment Agreement for Surface Tenures.

(iv)	Notice of Assignment for Joint Operating Agreement (C0063).

(v)	Notice of Assignments for Royalty Agreements (C0072, C0075, C0076, C0077 and C0078).

(vi)	Transfer of Fee Mines and Minerals (049-24-W3M: W½ & SE¼ of Sec. 08).

(vii)	Transfer of Caveats (Mineral).

(viii)	Transfer of Caveats (Surface).

5.	Counterpart Execution. This Head Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one agreement. Delivery of a facsimile or portable document format copy of an executed counterpart of this Head Agreement shall be as legally effective as delivery of an original, and if each Party delivers either an original, a facsimile or portable document format copy of a counterpart of this Head Agreement executed by it, this Head Agreement shall be valid and binding.

Marlin to Trio – Purchase and Sale Agreement

IN WITNESS WHEREOF the Parties have executed and delivered this Head Agreement on the dates indicated below.

The Vendor MARLIN		The Purchaser TRIO
RESOURCES LTD.		PETROLEUM CANADA, CORP.

	/s/ Bruce Curlock		/s/ Robin Ross
Per:	Bruce Curlock, President	Per:	Robin Ross, President & CEO
Date:	September 25, 2026	Date:	September 25 ,2026

Marlin to Trio – Purchase and Sale Agreement

schedule “a”

ASSETS

Marlin to Trio – Purchase and Sale Agreement

SCHEDULE “B”

PROPERTY TRANSFER PROCEDURE ELECTIONS, MODIFICATIONS AND AMENDMENTS

Marlin to Trio – Purchase and Sale Agreement

schedule “C”

OFFICER’S CERTIFICATE

Marlin to Trio – Purchase and Sale Agreement

SCHEDULE “D”

GENERAL CONVEYANCE

(MARLIN TO TRIO TRANSACTION)

Marlin to Trio – Purchase and Sale Agreement

Purchase AND Sale Agreement

(TRIO TO Marlin TRANSACTION)

THIS PURCHASE AND SALE AGREEMENT (the “Head Agreement”) is dated for reference as of the 25th day of September, 2026 (the “Agreement Date”).

BETWEEN:

TRIO PETROLEUM CANADA, CORP.
(the “Vendor”, or the “Transferor”);

AND

MARLIN RESOURCES LTD.
(the “Purchaser” or the “Transferee”).

RECITALS

WHEREAS the Vendor wishes to sell, and the Purchaser wishes to purchase, the Vendor’s entire interest in and to the Assets from the Vendor, subject to and in accordance with this Head Agreement.

AND WHEREAS concurrent with the execution and delivery hereof the Parties have entered into: (a) that certain purchase and sale agreement of even date between Marlin Resources Ltd., as the vendor, and Trio Petroleum Canada, Corp., as the purchaser (the “Marlin to Trio PSA”); and (b) that certain production fluid disposal agreement between Trio Petroleum Canada, Corp., as the operator, and Marlin Resources Ltd., as the producer (the “Disposal Agreement”).

AGREEMENT

NOW THEREFORE in consideration of the promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed, the Parties agree as follows:

6.	Definitions. Each capitalized term used in this Agreement will have the meaning given to it in the Property Transfer Procedure. In addition:

(a)	“Effective Date” means 8:00 a.m. on September 1, 2026.

(b)	“Property Transfer Procedure” means the 2017 CAPL Property Transfer Procedure, together with those specific elections and amendments indicated in Schedule “B”.

(c)	“Scheduled Closing Date” means 10:00 am on September 25, 2026.

7.	Schedules. The following Schedules are attached hereto and made part of this Head Agreement:

(a)	Schedule “A”, which describes the Assets and includes the Land Schedule (including Lands, Leases, Petroleum and Natural Gas Rights and the Permitted Encumbrances), Wells, Units, Pipelines, Facilities, and Excluded Assets;

(b)	Schedule “B”, which describes the specific elections, modifications, and amendments to the Property Transfer Procedure;

(c)	Schedule “C”, which is the form of Officer’s Certificate; and

(d)	Schedule “D”, which is the form of the General Conveyance.

Subject to the elections, modifications, and amendments identified in this Head Agreement and in Schedule “B”, the Property Transfer Procedure is incorporated by reference into this Head Agreement.

Marlin to Trio – Purchase and Sale Agreement

8.	Purchase and Sale.

(a)	The Purchaser agrees to purchase the Vendor’s entire interest in and to the Assets from the Vendor, and the Vendor agrees to sell its entire interest in and to the Assets to the Purchaser, on the terms and conditions set forth in this Agreement, including the Schedules hereto.

(b)	At Closing the Base Purchase Price shall be satisfied by the Purchaser as follows:

(i)	the concurrent closing of the transaction contemplated by the Marlin to Trio PSA; and

(ii)	the execution and delivery of the Disposal Agreement.

9.	Additional Conditions. The following additional conditions precedent are included for the benefit of the Purchaser and the Vendor under Paragraph 10.01 of the Property Transfer Procedure:

(a)	Closing of Marlin to Trio Transaction. The transaction contemplated by the Marlin to Trio PSA shall have closed concurrent with the Closing.

(b)	Delivery of Disposal Agreement. The Parties shall have executed and delivered the Disposal Agreement concurrent with the execution and delivery hereof.

(c)	Specific Conveyances. The Specific Conveyances to be prepared and delivered by the Vendor at Closing shall include:

(i)	Transfer of Well License and Facility License.

(ii)	Assignment of Lease of Space LS00067.

(iii)	Assignment of Surface Lease and Surface Registration.

(iv)	Assignment and Novation Agreement for Disposed Volume Revenue Interest Agreement dated April 1, 2026.

10.	Counterpart Execution. This Head Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one agreement. Delivery of a facsimile or portable document format copy of an executed counterpart of this Head Agreement shall be as legally effective as delivery of an original, and if each Party delivers either an original, a facsimile or portable document format copy of a counterpart of this Head Agreement executed by it, this Head Agreement shall be valid and binding.

Marlin to Trio – Purchase and Sale Agreement

IN WITNESS WHEREOF the Parties have executed and delivered this Head Agreement on the dates indicated below.

The Vendor TRIO PETROLEUM CANADA, CORP.		The Purchaser MARLIN RESOURCES LTD.

	/s/ Robin Ross		/s/ Bruce Curlock
Per:	Robin Ross, President & CEO	Per:	Bruce Curlock, President
Date:	September 25, 2026	Date:	September 25, 2026

Marlin to Trio – Purchase and Sale Agreement

schedule “a”

ASSETS

Marlin to Trio – Purchase and Sale Agreement

SCHEDULE “B”

PROPERTY TRANSFER PROCEDURE ELECTIONS, MODIFICATIONS AND AMENDMENTS

Marlin to Trio – Purchase and Sale Agreement

schedule “C”

OFFICER’S CERTIFICATE

Marlin to Trio – Purchase and Sale Agreement

SCHEDULE “D”

GENERAL CONVEYANCE

(TRIO TO MARLIN TRANSACTION)

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Marlin to Trio – Purchase and Sale Agreement